Exhibit 99.2

Danaher Today

~$18B TOTAL REVENUE

DIAGNOSTICS ~$5.8B	LIFE SCIENCES ~$5.7B	ENVIRONMENTAL & APPLIED SOLUTIONS ~$4.0B		DENTAL ~$2.8B
		WATER QUALITY	PRODUCT ID	
Beckman Coulter	Beckman Coulter Life Sciences	Hach	Videojet	KaVo Kerr
Leica Biosystems	SCIEX	Trojan technologies	Esko	Nobel Biocare
Radiometer	Molecular Devices	ChemTreat	X-Rite Pantone	Ormco
Cepheid	Leica Microsystems			
	Pall			
	Phenomenex			

All financial metrics shown reflect FY 2017E revenues

Multi-industry science & technology portfolio provides competitive advantages

DANAHER